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                                                                    EXHIBIT 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), the undersigned, John R. GiBSON, Chairman of the Board of Directors, President and Chief Executive Officer of American Pacific Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended September 30, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                              /s/   JOHN R. GIBSON
                                             -----------------------------------
                                             John R. Gibson
                                             Chairman of the Board of Directors,
                                             President & Chief Executive Officer
                                             January 11, 2005